Federated Hermes Short-Term Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (FTIAX)
CLASS A2 SHARES (FTIQX)
INSTITUTIONAL SHARES (FSTYX)
SERVICE SHARES (FSTIX)
CLASS R6 SHARES (FSILX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2022
The following information is effective on November 28, 2022.
Mr. Randall S. Bauer, Senior Portfolio Manager of Federated Hermes Short-Term Income Fund (the “Fund”), will retire from Federated Investment Management Company, the Fund’s investment adviser, effective April 3, 2023, at which time references to and information regarding Mr. Bauer will no longer be applicable. Following Mr. Bauer’s retirement, Mr. Nicholas S. Tripodes, Senior Portfolio Manager and Mr. Daniel Mastalski, Portfolio Manager, will continue to have day-to-day management responsibility for the Fund. Accordingly, in the Prospectus section “Who Manages the Fund?” under the sub-section “Portfolio Management,” please replace the portfolio manager biographies in their entirety with the following:
“Randall S. Bauer
Randall S. Bauer, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 1995.
Mr. Bauer is a Senior Portfolio Manager and Head of the Low Duration/Structured Products Group. He is responsible for day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1989; has worked in investment management since 1989; has managed investment portfolios since 1991. Education: B.A., University of Pennsylvania; M.B.A., The Pennsylvania State University. Effective April 3, 2023, Mr. Bauer will retire from Federated Investment Management Company. Accordingly, effective April 3, 2023, references to, and information regarding, Mr. Bauer, will no longer be applicable.
Nicholas S. Tripodes
Nicholas S. Tripodes, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since June of 2017.

Mr. Tripodes is responsible for day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1993; has worked in investment management since 2002; has managed investment portfolios since 2013. Education: B.S., Carnegie Mellon University; M.B.A., University of Pittsburgh. Effective January 1, 2023, Mr. Tripodes will become Co-Head of the Low Duration/Structured Products Group.
Daniel Mastalski
Daniel Mastalski, CFA, Portfolio Manager, has been the Fund’s portfolio manager since June of 2022.
Mr. Mastalski is responsible for day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2008; has worked in investment management since 2008; and has managed investment portfolios since 2022. Education: B.S., Carnegie Mellon University; M.B.A., Tepper School of Business, Carnegie Mellon University.”
November 22, 2022

Federated Hermes Short-Term Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455864 (11/22)
© 2022 Federated Hermes, Inc.